MASTR ALTERNATIVE LOANS TRUST SERIES 02-2 (MALT 02-2 GP5)
                     WHOLE LOAN 15YR FINAL ALT-A FIXED-RATE

 DEAL SIZE                                    $104MM APPROX.

 GWAC                                         7.757% +/-15BPS

 WAM                                            177 +/- 2 MONTHS

 CALIFORNIA                                   25.5% APPROX.

 AVG LOAN BALANCE                             $160K APPROX.

 WA LTV                                       75% APPROX.

 BALLOON %                                    72% APPROX.

 LOAN PURPOSE:      CASH-OUT REFI             25% APPROX.
                    PURCHASE                  51% APPROX.
                    RATE / TERM REFI          24% APPROX.

 PROPERTY TYPE      SINGLE FAMILY / PUD       61% APPROX.
                    2- 4 FAMILY               29% APPROX.
                    OTHER                     10% APPROX.

 DOC TYPE:          FULL/ALT                  20% APPROX.
                    NIV                       62% APPROX.
                    STATED INC/FULL ASSET   7% APPROX.
                    OTHER                     7% APPROX.
                    NO DOC                    4% APPROX.

 OCCUPANCY:         INVESTOR                  37% APPROX.
                    PRIMARY                   61% APPROX.
                    SECONDARY                 2% APPROX.

 WA FICO                                      703 APPROX.

 AAA RATINGS                                  2 OF 3 (S&P, MOODYS. FITCH)

 ESTIMATED SUBORDINATION  LEVEL               8.00% APPROX.

 PRICING SPEED                                100% PPC

 RAMP               8-20 CPR IN 12 MTHS, 20 CPR THEREAFTER

 SETTLEMENT DATE                              09/30/02

 DEPOSITOR                                    MORTGAGE ASSET SECURITIZATION
                                              TRANSACTIONS, INC.

 MASTER SERVICER/BOND ADMINISTRATOR           WELLS FARGO BANK MINNESOTA, NA


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.